EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the foregoing Statement on Schedule 13G with respect to the common shares of Kosmos Energy Ltd.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated:  November 13, 2014

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By: Warburg Pincus Partners, L.P., its General Partner By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss
	Title:	Partner

WARBURG PINCUS INTERNATIONAL PARTNERS, L.P.

By: Warburg Pincus Partners, L.P., its General Partner By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss
	Title:	Partner

WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss
	Title:	Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss
	Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss
	Title:	Partner

WARBURG PINCUS LLC

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss
	Title:	Managing Director

MR. CHARLES R. KAYE

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss, Attorney-in-Fact*
for Charles R. Kaye

MR. JOSEPH P. LANDY

By:	/s/ Robert B. Knauss
	Name:	Robert B. Knauss, Attorney-in-Fact*
for Joseph P. Landy

*The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum, Inc. (f/k/a Laredo Petroleum Holdings, Inc.)  and is hereby incorporated by reference.